M&T Bank

EQUIPMENT SCHEDULE
UNDER MASTER EQUIPMENT LEASE dated as of July 30, 2007

Equipment Schedule Date: September 1, 2007	Equipment Schedule No. 01
Lessee's Name and	Lessor's Name and
Address: County: Cache	Address: County: Erie

Boomerang Systems, Inc.	Manufacturers and Traders Trust Company
350 West 2450 North	M&T Center
Logan, Utah 84341	One Fountain Plaza
Buffalo, New York 14203
Attn: Guy Jardine	Attn: Counsel's Office
Phone: (801) 554-2521	Phone: (716) 842-5094

LESSEE: Corporation Organized in the State of Utah

	EQUIPMENT DESCRIPTION
QTY	(Manufacturer, Model No., Item)	SERIAL NO.	COST
	See Schedule A attached hereto and made a part hereof		$899,903.92

Initial Equipment Location (if different from Lessee's address above): See Attached Schedule A

Vendor;
See Attached Schedule A

Lease Term:	Commencement Date: September 1, 2007	End Date: September 1, 2012

Interim Term:	Period Covering: N/A	Interim Rent: $0

Base Term: 60 Months Beginning: 09/01/07 Rent Commencement Date: 09/01/07 Last Payment: 08/01/12
Rent Payable	Payment Number and Amounts	Sales Tax	Total Each Lease Payment	Advance Rent Received by Lessor
Monthly	Periodic Rent: 60 at $ 12,749.12	$0 Exempt	$12,749.12	1 at $ 12,749.12 to be applied to 1st payment

Insurance:
Lessee's insurance policy covering the Equipment shall contain minimum liability limits of $1,000,000.00 for each person, $1,000,000.00 for each occurrence and insure against claims for property damage in an amount not less than $1,000,000.00.

Lease. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the personal property described above together with all substitutions, replacements, repairs, upgrades, additions, accessories, products and proceeds (collectively, the "Equipment"), subject to the terms and conditions of the Master Equipment Lease identified above, which is incorporated herein in its entirety.  LESSEE ACKNOWLEDGES THAT ONLY LESSOR'S ORIGINAL OF THIS EQUIPMENT SCHEDULE CONSTITUTES CHATTEL PAPER FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE. No security interest can be perfected by possession of any other counterpart. THIS LEASE CAN BE AMENDED OR MODIFIED ONLY IN WRITING. THIS IS A NON-CANCELABLE LEASE.

LESSEE:	LESSOR:
BOOMERANG SYSTEMS, INC.	MANUFACTURERS AND TRADERS
TRUST COMPANY

M&T Bank

PURCHASE OPTION RIDER
to
EQUIPMENT SCHEDULE NO. 01
Dated as of September 1, 2007 ("SCHEDULE")
to
MASTER EQUIPMENT LEASE
Dated as of July 30, 2007 ("LEASE")
between
MANUFACTURERS AND TRADERS TRUST COMPANY ("LESSOR")
and
BOOMERANG SYSTEMS, INC. ("LESSEE")

Subject to the satisfaction of the conditions set forth below, Lessee shall have the option to: (i) purchase all, but not less than all, of the Equipment at the expiration of the Base Term or any renewal term (the "Purchase Option") for a purchase price equal to the then fair market sale value, which has been predetermined to be 35% of the original equipment cost (the "Purchase Price"); or (ii) renew the Schedule for an additional Twelve (12) months at a fair market rental rate as determined by Lessor in its sole discretion ("Renewal Option"). Lessee's right to exercise either the Purchase Option or Renewal Option shall be subject to the satisfaction of the following conditions precedent: (i) No Default or Event of Default shall have occurred and be continuing with respect to Lease or any Schedule thereunder; and (ii) Lessee shall have given written notice to Lessor of Lessee's election to exercise the Purchase Option or Renewal Option, as the case may be, at least one hundred and twenty (120) days but not more than two hundred and seventy (270) days prior to the Base Term Expiration Date. Such notice shall be irrevocable.

If Lessee exercises the Purchase Option in accordance with the terms and conditions hereof, then at the expiration of the Base Term, Lessee shall tender the Purchase Price in immediately available funds and Lessor shall deliver a bill of sale transferring to Lessee all Lessor's right, title and interest in the Equipment IT BEING EXPRESSLY UNDERSTOOD THAT SUCH TRANSFER IS "AS IS, WHERE IS", WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, AND LESSOR EXPRESSLY DISCLAIMS THE SAME.

Except as specifically amended hereby, all of the terms and conditions set forth in the Lease are unaffected and remain in full force and effect.

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS RIDER THIS 1ST DAY OF SEPTEMBER, 2007.

LESSEE:	LESSOR
BOOMERANG SYTEMS, INC.	MANUFACTURERS AND TRADERS TRUST COMPANY

M&TBank
Manufacturers and Traders Trust Company

CONTINUING GUARANTY
(Personal)

GUARANTOR:	Gene Mulvihill
Name

355 Madison Avenue, Morristown, NJ 07960
Residence Address

LESSEE:	Boomerang Systems, Inc.
Name

350 West 2450 North, Logan, Utah 84341
Address

LESSOR: Manufacturers and Traders Trust Company, One Fountain Plaza, Buffalo, New York 14203 Attention: Office of General Counsel

I. Guaranty.

(a)      Guarantor, intending to be legally bound, hereby unconditionally guarantees the full and prompt payment and performance of any and all of Lessee's Obligations (as defined below) to the Lessor when due, whether at stated maturity, by acceleration or otherwise. As used in this Guaranty, the term "Obligations" shall mean any and all obligations, indebtedness and other liabilities of Lessee to the Lessor now or hereafter existing, of every kind and nature and all accrued and unpaid interest thereon and all Expenses (as defined below) including without limitation, whether such obligations, indebtedness and other liabilities (i) are direct, contingent, liquidated, unliquidated, secured, unsecured, matured or unmatured; (ii) are pursuant to a guaranty or surety in favor of the Lessor; (iii) were originally contracted with the Lessor or with another party (including obligations under a guaranty or surety originally in favor of such other party); (iv) are contracted by Lessee alone or jointly with one or more other parties; (v) are or are not evidenced by a writing; (vi) are renewed, replaced, modified or extended; and (vii) are periodically extinguished and subsequently reincurred or reduced and thereafter increased. Guarantor will pay or perform his or her obligations under this Guaranty upon demand. This Guaranty is and is intended to be a continuing guaranty of payment (not collection) of the Obligations (irrespective of the aggregate amount thereof and whether or not the Obligations from time to time exceeds the amount of this Guaranty, if limited), independent of, in addition and without modification to, and does not impair or in any way affect, any other guaranty, endorsement, or other agreement in connection with the Obligations, or in connection with any other indebtedness or liability to the Lessor or collateral held by the Lessor therefor or with respect thereto, whether or not furnished by Guarantor. Guarantor understands that the Lessor can bring an action under this Guaranty without being required to exhaust other remedies or demand payment first from other parties.

(b)      Guarantor acknowledges the receipt of valuable consideration for this Guaranty and acknowledges that the Lessor is relying on this Guaranty in making a financial accommodation to Lessee, whether a commitment to lend, extension, modification or replacement of, or forbearance with respect to, any Obligation, cancellation of another guaranty, purchase of Lessee's assets, or other valuable consideration.

2.      Continuing, Absolute, Unconditional. This Guaranty is irrevocable, absolute, continuing, unconditional and general without any limitation. This Guaranty is unlimited in amount unless an amount is inserted in the following blank. Only if an amount is so inserted, this Guaranty is limited in amount to (1) $                      N/A                     of the principal amount of the Obligations plus (2) a proportionate share (i.e., in the same proportion as the amount in (I) above bears to the total principal amount of the obligations) of all accrued and unpaid interest, premiums and Expenses (as defined below) incurred with respect to the Obligations and (3) all of the Expenses incurred with respect to this Guaranty (collectively, the "Guaranteed Amount").

3.      Guarantor's Waivers & Authorizations.

  (a)      Guarantor's obligations shall not be released, impaired or affected in any way including by any of the following, all of which Guarantor hereby waives (i) any bankruptcy, reorganization or insolvency under any law of Lessee or that of any other party, or by any action of a trustee in any such proceeding; (ii) any new agreements or obligations of Lessee or any other party with the Lessor; (iii) any adjustment, compromise or release of any Obligations of Lessee, by the Lessor or any other party; the existence or nonexistence or order of any filings, exchanges, releases, impairment or sale of, or failure to perfect or continue the perfection of a security interest in any collateral for the Obligations, (iv) any failure of Guarantor to receive notice of any intended disposition of such collateral; (v) any fictitiousness, incorrectness, invalidity or unenforceability, for any reason, of any instrument or other agreement which may evidence any Obligation; (vi) any composition, extension, stay or other statutory relief granted to Lessee including, without limitation, the expiration of the period of any statute of limitations with respect to any lawsuit or other legal proceeding against Lessee or any person in any way related to the Obligations or a part thereof or any collateral therefor; (vii) any change in form of organization, name, membership or ownership of Lessee or Guarantor; (viii) any refusal or failure of the Lessor or any other person prior to the date hereof or hereafter to grant any additional loan or other credit accommodation to Lessee or the Lessor's or any other party's receipt of notice of such refusal or failure; (ix) any setoff, defense or counterclaim of Lessee with respect to the obligations or otherwise arising, either directly or indirectly, in regard to the Obligations; or (x) any other circumstance that might otherwise constitute a legal or equitable defense to Guarantor's obligations under this Guaranty.

  (b)      Guarantor waives acceptance, assent and all rights of notice or demand including without limitation (i) notice of acceptance of this Guaranty, of Lessee's default or nonpayment of any Obligation, and of changes in Lessee's financial condition; (ii) presentment, protest, notice of protest and demand for payment; (iii) notice that any Obligations have been incurred or of the reliance by the Lessor upon this Guaranty; and (iv) any other notice, demand or condition to which Guarantor might otherwise be entitled prior to the Lessor's reliance on or enforcement of this Guaranty. Guarantor further authorizes the Lessor, without notice, demand or additional reservation of rights against Guarantor and without affecting Guarantor's obligations hereunder, from time to time: (i) to renew, refinance, modify, subordinate, extend, increase, accelerate, or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereofi(ii) to accept and hold collateral from any party for the payment of any or all of the Obligations, and to exchange, enforce or refrain from enforcing, or release any or all of such collateral; (iii) to accept any endorsement or guaranty of any or all of the Obligations or any negotiable instrument or other writing intended to create an accord and satisfaction with respect to any or all of the Obligations; (iv) to release, replace or modify the obligation of any endorser or guarantor, or any party who has given any collateral for any of all of the Obligations, or any other party in any way obligated to pay any or all of the Obligations, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such endorser, guarantor or party; (v) to dispose of any and all collateral securing the Obligations in any manner as the Lessor, in its sole discretion, may deem appropriate, and to direct the order and the enforcement of any and all endorsements and guaranties relating to the Obligations in the Lessor's sole discretion; and (vi) to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of the Obligations including, without limitation, if this Guaranty is limited in amount, to make any such application to Obligations, if any, in excess of the amount of this Guaranty.

  (c) Notwithstanding any other provision in this Guaranty, Guarantor irrevocably waives, without notice, any right he or she may have at law or in equity (including without limitation any law subrogating Guarantor to the rights of the Lessor) to seek contribution, indemnification or any other form of reimbursement from Lessee or any other obligor or guarantor of the Obligations for any disbursement made under this Guaranty or otherwise.

4.      Termination. This Guaranty shall remain in full force and effect as to each Guarantor until actual receipt by the Lessor or the agent of the Lessor responsible for Lessee's relationship with the Lessor of written notice of Guarantor's intent to terminate (or Guarantor's death or incapacity) plus the lapse of a reasonable time for the Lessor to act on such notice (the "Receipt of Notice"); provided, however, this Guaranty shall remain in full force and effect thereafter until all Obligations outstanding, or contracted or committed for (whether or not outstanding), before such Receipt of Notice by the Lessor, and any extensions, renewals or replacements thereof (whether made before or after such Receipt of Notice), together with interest accruing thereon after such Receipt of Notice, shall be finally and irrevocably paid in full. Discontinuance of this Guaranty as to one Guarantor shall not operate as a discontinuance hereof as to any other guarantor. Payment of all of the Obligations from time to time shall not operate as a discontinuance of this Guaranty, unless a Receipt of Notice as provided above has been received by the Lessor. Guarantor agrees that, to the extent that Lessee makes a payment or payments to the Lessor on the Obligations, or the Lessor receives any proceeds of collateral to be applied to the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise are required to be repaid to Lessee, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, notwithstanding any contrary action which may have been taken by the Lessor in reliance upon such payment or payments. As of the date any payment or proceeds of collateral are returned, the statute of limitations shall start anew with respect to any action or proceeding by the Lessor against Guarantor under this Guaranty.

5.      Expenses. Guarantor agrees to reimburse the Lessor on demand for all the Lessor's expenses, damages and losses of any kind or nature, including without limitation costs of collection and actual attorneys' fees and disbursements whether for internal or external counsel incurred by the Lessor in attempting to enforce this Guaranty, collect any of the Obligations including any workout or bankruptcy proceedings or other legal proceedings or appeal, realize on any collateral, defense of any action under the prior paragraph or for any other purpose related to the Obligations (collectively, "Expenses"). Expenses will accrue interest at the highest default rate in any instrument evidencing the Obligations until payment is actually received by the Lessor.

6.      Financial and Other Information. Guarantor shall provide annual personal financial statements and any other financial information requested by the Lessor in form satisfactory to the Lessor. Guarantor represents that his or her assets are not subject to any liens, encumbrances or contingent liabilities except as fully disclosed to the Lessor in such statements. Guarantor warrants that all information Guarantor gives to the Lessor at any time is correct, complete and not misleading. Guarantor resides at the above address and will notify the Lessor immediately in writing upon any change in address. Guarantor understands this Guaranty and has satisfied himself or herself as to its meaning and consequences and acknowledges that it has made its own arrangements for keeping informed of changes or potential changes affecting the Lessee including the Lessee's financial condition.

7.      Security; Right of Setoff. As further security for payment of the Obligations, Expenses and any other obligations of Guarantor to the Lessor, Guarantor hereby grants to the Lessor a security interest in all money, securities and other property of Guarantor in the actual or constructive possession or control of the Lessor or its affiliates including without limitation all deposits and other accounts owing at any time by the Lessor or any of its affiliates in any capacity to Guarantor in any capacity (collectively, "Property"). The Lessor shall have the right to set off Guarantor's Property against any of Guarantor's obligations to the Lessor. Such set-off shall be deemed to have been exercised immediately at the time the Lessor or such affiliate elect to do so. The Lessor shall also have all of the rights and remedies of a secured party under the Uniform Commercial Code, as the same may be in effect in the State of New York, as amended from time to time, in addition to those under this Guaranty and other applicable law and agreements.

8.      No Transfer of Assets. Guarantor shall not transfer, reinvest or otherwise dispose of his or her assets in a manner or to an extent that would or might impair Guarantor's ability to perform his or her obligations under this Guaranty,

9.      Nonwaiver by the Lessor; Miscellaneous. This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the agreement between Guarantor and the Lessor. This Guaranty may be assigned by the Lessor, shall inure to the benefit of the Lessor and its successors and assigns, and shall be binding upon Guarantor and his or her legal representative, successors and assigns and any participation may be granted by the Lessor herein in connection with the assignment or granting of a participation by the Lessor in the Obligations or any part thereof. All rights and remedies of the Lessor are cumulative, and no such right or remedy shall be exclusive of any other right or remedy. This Guaranty does not supersede any other guaranty or security granted to the Lessor by Guarantor or others (except as to Guarantor's Waiver of Subrogation rights above). No single, partial or delayed exercise by the Lessor of any right or remedy shall preclude exercise by the Lessor at any time at its sole option of the same or any other right or remedy of the Lessor without notice. Guarantor expressly disclaims any reliance on any course of dealing or usage of trade or oral representation of the Lessor including, without limitation, representations to make loans to Lessee or enter into any other agreement with Lessee or Guarantor. No course of dealing or other conduct, no oral agreement or representation made by the Lessor or usage of trade shall operate as a waiver of any right or remedy of the Lessor. No waiver or amendment of any right or remedy of the Lessor or release by the Lessor shall be effective unless made specifically in writing by the Lessor. Each provision of this Guaranty shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law. If any provision nevertheless is held invalid, the other provisions shall remain in effect. Guarantor agrees that in any legal proceeding, a copy of this Guaranty kept in the Lessor's course of business may be admitted into evidence as an original. Captions are solely for convenience and not part of the substance of this Guaranty. If this Guaranty is limited pursuant to Paragraph 2 hereof, until the Obligations are indefeasibly paid in full, the Guaranteed Amount shall not be reduced in any manner whatsoever by any amounts which the Lessor may realize before or after maturity of the Obligations (by acceleration, demand or otherwise), as a result of payments made by or on behalf of Lessee or by or on behalf of any other person or entity other than Guarantor primarily or secondarily liable for the Obligations or any part thereof, or otherwise credited to Lessee or such person or entity, or as a result of the exercise of the Lessor's rights with respect to any collateral for the Obligations or any part thereof. Payments made to the Lessor by Guarantor (other than, directly or indirectly, from collateral or other persons or entities liable for any portion of the Obligations) after maturity of the Obligations, by acceleration or otherwise, shall reduce the Guaranteed Amount.

10.      Notices. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Guarantor (at its address on the Lessor's records) or to the Lessor (at the address on page one and separately to the Lessor's agent responsible for Lessee's relationship with the Lessor). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Guarantor and the Lessor.

11.      Governing Law and Jurisdiction. This Guaranty has been delivered to and accepted by the Lessor and will be deemed to be made in the State of New York. Unless provided otherwise under federal law, this Guaranty will be interpreted in accordance with the laws of the State of New York excluding its conflict of laws rules. GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN ANY JUDICIAL DISTRICT OR COUNTY IN THE STATE OF NEW YORK WHERE THE LESSOR MAINTAINS A BRANCH AND CONSENTS THAT THE LESSOR MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT GUARANTOR'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS GUARANTY WILL PREVENT THE LESSOR FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST GUARANTOR INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF GUARANTOR WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Lessor and Guarantor. Guarantor hereby waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

12.      Joint and Several. If there is more than one Guarantor, each Guarantor jointly and severally guarantees the payment and performance in full of all obligations under this Guaranty and the term "Guarantor" means each as well as all of them. Guarantor also agrees that the Lessor need not seek payment from any source other than the undersigned Guarantor. This Guaranty is a primary obligation. Guarantor's obligations hereunder are separate and independent of Lessee's, and a separate action may be brought against Guarantor whether or not action is brought or joined against or with Lessee or any other party.

13.      Waiver of Jury Trial. GUARANTOR AND THE LESSOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY GUARANTOR AND THE LESSOR MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO. GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE LESSOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LESSOR WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. GUARANTOR ACKNOWLEDGES THAT THE LESSOR HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

Acknowledgment. Guarantor acknowledges that it has read and understands all the provisions of this Guaranty, including the Governing Law, Jurisdiction and Waiver of Jury Trial, and has been advised by counsel as necessary or appropriate.

Dated: July 30, 2007

NOTICE:       FOR PURPOSES OF THIS
AGREEMENT "OBLIGATIONS" IS NOT LIMITED
TO PRESENTLY EXISTING INDEBTEDNESS,
LIABILITIES AND OBLIGATIONS.

ACKNOWLEDGMENT

STATE OF NJ
COUNTY OF MORRIS

On the 24th day of August 2007 before me, the undersigned, a Notary Public in and for said State, personally appeared Gene Mulvihill, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Beverly Pilger
Notary Public

M&T Bank

CONTINUING GUARANTY
(Personal)

GUARANTOR:	Burton Koffman
Name

300 Plaza Drive, Vestal, NY 13050
Residence Address

LESSEE:	Boomerang Systems, Inc.
Name

350 West 2450 North, Logan, Utah 84341
Address

LESSOR: Manufacturers and Traders Trust Company, One Fountain Plaza, Buffalo, New York 14203 Attention: Office of General Counsel

1. Guaranty.

(a)      Guarantor, intending to be legally bound, hereby unconditionally guarantees the full and prompt payment and performance of any and all of Lessee's Obligations (as defined below) to the Lessor when due, whether at stated maturity, by acceleration or otherwise. As used in this Guaranty, the term "Obligations" shall mean any and all obligations, indebtedness and other liabilities of Lessee to the Lessor now or hereafter existing, of every kind and nature and all accrued and unpaid interest thereon and all Expenses (as defined below) including without limitation, whether such obligations, indebtedness and other liabilities (i) are direct, contingent, liquidated, unliquidated, secured, unsecured, matured or unmatured; (ii) are pursuant to a guaranty or surety in favor of the Lessor; (iii) were originally contracted with the Lessor or with another party (including obligations under a guaranty or surety originally in favor of such other party); (iv) are contracted by Lessee alone or jointly with one or more other parties; (v) are or are not evidenced by a writing; (vi) arc renewed, replaced, modified or extended; and (vii) are periodically extinguished and subsequently reincurred or reduced and thereafter increased. Guarantor will pay or perform his or her obligations under this Guaranty upon demand. This Guaranty is and is intended to be a continuing guaranty of payment (not collection) of the Obligations (irrespective of the aggregate amount thereof and whether or not the Obligations from time to time exceeds the amount of this Guaranty, if limited), independent of, in addition and without modification to, and does not impair or in any way affect, any other guaranty, endorsement, or other agreement in connection with the Obligations, or in connection with any other indebtedness or liability to the Lessor or collateral held by the Lessor therefor or with respect thereto, whether or not furnished by Guarantor, Guarantor understands that the Lessor can bring an action under this Guaranty without being required to exhaust other remedies or demand payment first from other parties.

(b)      Guarantor acknowledges the receipt of valuable consideration for this Guaranty and acknowledges that the Lessor is relying on this Guaranty in making a financial accommodation to Lessee, whether a commitment to lend, extension, modification or replacement of, or forbearance with respect to, any Obligation, cancellation of another guaranty, purchase of Lessee's assets, or other valuable consideration.

2.      Continuing, Absolute, Unconditional. This Guaranty is irrevocable, absolute, continuing, unconditional and general without any limitation. This Guaranty is unlimited in amount unless an amount is inserted in the following blank. Only if an amount is so inserted, this Guaranty is limited in amount to (I) $           N/A          of the principal amount of the Obligations plus (2) a proportionate share (i.e., in the same proportion as the amount in (1) above bears to the total principal amount of the obligations) of all accrued and unpaid interest, premiums and Expenses (as defined below) incurred with respect to the Obligations and (3) all of the Expenses incurred with respect to this Guaranty (collectively, the "Guaranteed Amount").

3.      Guarantor's Waivers & Authorizations.

  (a)         Guarantor's obligations shall not be released, impaired or affected in any way including by any of the following, all of which Guarantor hereby waives (i) any bankruptcy, reorganization or insolvency under any law of Lessee or that of any other party, or by any action of a trustee in any such proceeding; (ii) any new agreements or obligations of Lessee or any other party with the Lessor; (iii) any adjustment, compromise or release of any Obligations of Lessee, by the Lessor or any other party; the existence or nonexistence or order of any filings, exchanges, releases, impairment or sale of, or failure to perfect or continue the perfection of a security interest in any collateral for the Obligations, (iv) any failure of Guarantor to receive notice of any intended disposition of such collateral; (v) any fictitiousness, incorrectness, invalidity or uncnforceability, for any reason, of any instrument or other agreement which may evidence any Obligation; (vi) any composition, extension, stay or other statutory relief granted to Lessee including, without limitation, the expiration of the period of any statute of limitations with respect to any lawsuit or other legal proceeding against Lessee or any person in any way related to the Obligations or a part thereof or any collateral therefor, (vii) any change in form of organization, name, membership or ownership of Lessee or Guarantor; (viii) any refusal or failure of the Lessor or any other person prior to the date hereof or hereafter to grant any additional loan or other credit accommodation to Lessee or the Lessor's or any other party's receipt of notice of such refusal or failure; (ix) any setoff, defense or counterclaim of Lessee with respect to the obligations or otherwise arising, either directly or indirectly, in regard to the Obligations; or (x) any other circumstance that might otherwise constitute a legal or equitable defense to Guarantor's obligations under this Guaranty.

  (b)         Guarantor waives acceptance, assent and all rights of notice or demand including without limitation (i) notice of acceptance of this Guaranty, of Lessee's default or nonpayment of any Obligation, and of changes in Lessee's financial condition; (ii) presentment, protest, notice of protest and demand for payment; (iii) notice that any Obligations have been incurred or of the reliance by the Lessor upon this Guaranty; and (iv) any other notice, demand or condition to which Guarantor might otherwise be entitled prior to the Lessor's reliance on or enforcement of this Guaranty. Guarantor further authorizes the Lessor, without notice, demand or additional reservation of rights against Guarantor and without affecting Guarantor's obligations hereunder, from time to time: (i) to renew, refinance, modify, subordinate, extend, increase, accelerate, or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof;(ii) to accept and hold collateral from any party for the payment of any or all of the Obligations, and to exchange, enforce or refrain from enforcing, or release any or all of such collateral; (iii) to accept any endorsement or guaranty of any or all of the Obligations or any negotiable instrument or other writing intended to create an accord and satisfaction with respect to any or all of the Obligations; (iv) to release, replace or modify the obligation of any endorser or guarantor, or any party who has given any collateral for any of all of the Obligations, or any other party in any way obligated to pay any or all of the Obligations, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such endorser, guarantor or party; (v) to dispose of any and all collateral securing the Obligations in any manner as the Lessor, in its sole discretion, may deem appropriate, and to direct the order and the enforcement of any and all endorsements and guaranties relating to the Obligations in the Lessor's sole discretion; and (vi) to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of the Obligations including, without limitation, if this Guaranty is limited in amount, to make any such application to Obligations, if any, in excess of the amount of this Guaranty.

  (c) Notwithstanding any other provision in this Guaranty, Guarantor irrevocably waives, without notice, any right he or she may have at law or in equity (including without limitation any law subrogating Guarantor to the rights of the Lessor) to seek contribution, indemnification or any other form of reimbursement from Lessee or any other obligor or guarantor of the Obligations for any disbursement made under this Guaranty or otherwise.

4.      Termination. This Guaranty shall remain in full force and effect as to each Guarantor until actual receipt by the Lessor or the agent of the Lessor responsible for Lessee's relationship with the Lessor of written notice of Guarantor's intent to terminate (or Guarantor's death or incapacity) plus the lapse of a reasonable time for the Lessor to act on such notice (the "Receipt of Notice"); provided, however, this Guaranty shall remain in full force and effect thereafter until all Obligations outstanding, or contracted or committed for (whether or not outstanding), before such Receipt of Notice by the Lessor, and any extensions, renewals or replacements thereof (whether made before or after such Receipt of Notice), together with interest accruing thereon after such Receipt of Notice, shall be finally and irrevocably paid in full. Discontinuance of this Guaranty as to one Guarantor shall not operate as a discontinuance hereof as to any other guarantor. Payment of all of the Obligations from time to time shall not operate as a discontinuance of this Guaranty, unless a Receipt of Notice as provided above has been received by the Lessor. Guarantor agrees that, to the extent that Lessee makes a payment or payments to the Lessor on the Obligations, or the Lessor receives any proceeds of collateral to be applied to the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise are required to be repaid to Lessee, its estate, trustee, receiver or any other party, includiag, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, notwithstanding any contrary action which may have been taken by the Lessor in reliance upon such payment or payments. As of the date any payment or proceeds of collateral are returned, the statute of limitations shall start anew with respect to any action or proceeding by the Lessor against Guarantor under this Guaranty.

5.      Expenses. Guarantor agrees to reimburse the Lessor on demand for all the Lessor's expenses, damages and losses of any kind or nature, including without limitation costs of collection and actual attorneys' fees and disbursements whether for internal or external counsel incurred by the Lessor in attempting to enforce this Guaranty, collect any of the Obligations including any workout or bankruptcy proceedings or other legal proceedings or appeal, realize on any collateral, defense of any action under the prior paragraph or for any other purpose related to the Obligations (collectively, "Expenses"). Expenses will accrue interest at the highest default rate in any instrument evidencing the Obligations until payment is actually received by the Lessor.

6.      Financial and Other Information. Guarantor shall provide annual personal financial statements and any other financial information requested by the Lessor in form satisfactory to the Lessor. Guarantor represents that his or her assets are not subject to any liens, encumbrances or contingent liabilities except as fully disclosed to the Lessor in such statements. Guarantor warrants that alI information Guarantor gives to the Lessor at any time is correct, complete and not misleading. Guarantor resides at the above address and will notify the Lessor immediately in writing upon any change in address. Guarantor understands this Guaranty and has satisfied himself or herself as to its meaning and consequences and acknowledges that it has made its own arrangements for keeping informed of changes or potential changes affecting the Lessee including the Lessee's financial condition.

7.      Security; Right of Setoff. As further security for payment of the Obligations, Expenses and any other obligations of Guarantor to the Lessor, Guarantor hereby grants to the Lessor a security interest in all money, securities and other property of Guarantor in the actual or constructive possession or control of the Lessor or its affiliates including without limitation all deposits and other accounts owing at any time by the Lessor or any of its affiliates in any capacity to Guarantor in any capacity (collectively, "Property"). The Lessor shall have the right to set off Guarantor's Property against any of Guarantor's obligations to the Lessor. Such set-off shall be deemed to have been exercised immediately at the time the Lessor or such affiliate elect to do so. The Lessor shall also have all of the rights and remedies of a secured party under the Uniform Commercial Code, as the same may be in effect in the State of New York, as amended from time to time, in addition to those under this Guaranty and other applicable law and agreements.

8.      No Transfer of Assets. Guarantor shall not transfer, reinvest or otherwise dispose of his or her assets in a manner or to an extent that would or might impair Guarantor's ability to perform his or her obligations under this Guaranty.

9.      Nonwaiver by the Lessor; Miscellaneous. This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the agreement between Guarantor and the Lessor. This Guaranty may be assigned by the Lessor, shall inure to the benefit of the Lessor and its successors and assigns, and shall be binding upon Guarantor and his or her legal representative, successors and assigns and any participation may be granted by the Lessor herein in connection with the assignment or granting of a participation by the Lessor in the Obligations or any part thereof. All rights and remedies of the Lessor are cumulative, and no such right or remedy shall be exclusive of any other right or remedy. This Guaranty does not supersede any other guaranty or security granted to the Lessor by Guarantor or others (except as to Guarantor's Waiver of Subrogation rights above). No single, partial or delayed exercise by the Lessor of any right or remedy shall preclude exercise by the Lessor at any time at its sole option of the same or any other right or remedy of the Lessor without notice. Guarantor expressly disclaims any reliance on any course of dealing or usage of trade or oral representation of the Lessor including, without limitation, representations to make loans to Lessee or enter into any other agreement with Lessee or Guarantor. No course of dealing or other conduct, no oral agreement or representation made by the Lessor or usage of trade shall operate as a waiver of any right or remedy of the Lessor. No waiver or amendment of any right or remedy of the Lessor or release by the Lessor shall be effective unless made specifically in writing by the Lessor. Each provision of this Guaranty shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law. If any provision nevertheless is held invalid, the other provisions shall remain in effect. Guarantor agrees that in any legal proceeding, a copy of this Guaranty kept in the Lessor's course of business may be admitted into evidence as an original. Captions are solely for convenience and not part of the substance of this Guaranty. If this Guaranty is limited pursuant to Paragraph 2 hereof, until the Obligations are indefeasibly paid in full, the Guaranteed Amount shall not be reduced in any manner whatsoever by any amounts which the Lessor may realize before or after maturity of the Obligations (by acceleration, demand or otherwise), as a result of payments made by or on behalf of Lessee or by or on behalf of any other person or entity other than Guarantor primarily or secondarily liable for the Obligations or any part thereof, or otherwise credited to Lessee or such person or entity, or as a result of the exercise of the Lessor's rights with respect to any collateral for the Obligations or any part thereof. Payments made to the Lessor by Guarantor (other than, directly or indirectly, from collateral or other persons or entities liable for any portion of the Obligations) after maturity of the Obligations, by acceleration or otherwise, shall reduce the Guaranteed Amount.

10.     Notices. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Guarantor (at its address on the Lessor's records) or to the Lessor (at the address on page one and separately to the Lessor's agent responsible for Lessee's relationship with the Lessor). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (I) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Guarantor and the Lessor.

11.    Governing Law and Jurisdiction. This Guaranty has been delivered to and accepted by the Lessor and will be deemed to be made in the State of New York. Unless provided otherwise under federal law, this Guaranty will be interpreted in accordance with the laws of the State of New York excluding its conflict of laws rules. GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN ANY JUDICIAL DISTRICT OR COUNTY IN THE STATE OF NEW YORK WHERE THE LESSOR MAINTAINS A BRANCH AND CONSENTS THAT THE LESSOR MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT GUARANTOR'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS GUARANTY WILL PREVENT THE LESSOR FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST GUARANTOR INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF GUARANTOR WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Lessor and Guarantor. Guarantor hereby waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

12.    Joint and Several. If there is more than one Guarantor, each Guarantor jointly and severally guarantees the payment and performance in full of all obligations under this Guaranty and the term "Guarantor" means each as well as all of them. Guarantor also agrees that the Lessor need not seek payment from any source other than the undersigned Guarantor. This Guaranty is a primary obligation. Guarantor's obligations hereunder are separate and independent of Lessee's, and a separate action may be brought against Guarantor whether or not action is brought or joined against or with Lessee or any other party.

13.    Waiver of Jury Trial. GUARANTOR AND THE LESSOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY GUARANTOR AND THE LESSOR MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO. GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE LESSOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LESSOR WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER GUARANTOR ACKNOWLEDGES THAT THE LESSOR HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

Acknowledgment. Guarantor acknowledges that it has read and understands all the provisions of this Guaranty, including the Governing Law, Jurisdiction and Waiver of Jury Trial, and has been advised by counsel as necessary or appropriate.

GUARANTOR:
BURTON KOFFMAN

Dated: July 30, 2007

NOTICE:       FOR PURPOSES OF THIS
AGREEMENT "OBLIGATIONS" IS NOT LIMITED
TO PRESENTLY EXISTING INDEBTEDNESS,
LIABILITIES AND OBLIGATIONS.

STATE OF NY	ACKNOWLEDGMENT

COUNTY OF Broome

On the 24th day of August, 2007, before me, the undersigned, a Notary Public in and for said State, personally appeared Burton Koffman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, t individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Ornella Harvey
Notary Public